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                                                                  EXHIBIT 10.4.1

                                                             OPTION NO.: _______



                               MDMI HOLDINGS, INC.
                              AMENDED AND RESTATED
                      2000 STOCK OPTION AND INCENTIVE PLAN


                        INCENTIVE STOCK OPTION AGREEMENT


MDMI Holdings, Inc., a Colorado corporation (the "Company"), hereby grants an option to purchase shares of its common stock, $.01 par value, (the "Stock") to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Company's 2000 Stock Option and Incentive Plan (the "Plan").

Grant Date:                    , 200
           --------------------     --

Name of Optionee:
                 ---------------------------------------------------

Optionee's Social Security Number:     -    -
                                  ----- ---- -----

Number of Shares Covered by Option:
                                   ----------------

Option Price per Share: $_____.___ (AT LEAST 100% OF FAIR MARKET VALUE)

Vesting Start Date:                  ,
                   ------------------  --------

         BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED. YOU ACKNOWLEDGE THAT YOU HAVE CAREFULLY REVIEWED THE PLAN, AND AGREE THAT THE PLAN WILL CONTROL IN THE EVENT ANY PROVISION OF THIS AGREEMENT SHOULD APPEAR TO BE INCONSISTENT.


Optionee:
         -----------------------------------------------------------------------
                                   (Signature)

Company:
        ------------------------------------------------------------------------
                                   (Signature)

        Title:
              ------------------------------------------------------------------


Attachment

This is not a stock certificate or a negotiable instrument.



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                               MDMI HOLDINGS, INC.
            AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT


INCENTIVE STOCK OPTION              This option is intended to be an incentive
                                    stock option under Section 422 of the
                                    Internal Revenue Code and will be
                                    interpreted accordingly. If you cease to be an employee of the Company, its parent or a subsidiary ("Employee") but continue to provide Service, this option will be deemed a nonstatutory stock option three months after you cease to be an Employee. In addition, to the extent that all or part of this option exceeds the $100,000 rule of section 422(d) of the Internal Revenue Code, this option or the lesser excess part will be deemed to be a nonstatutory stock option.

VESTING This option is only exercisable before it expires and then only with respect to the vested portion of the option. Subject to the preceding sentence, you may exercise this option, in whole or in part, to purchase a whole number of vested shares not less than 100 shares, unless the number of shares purchased is the total number available for purchase under the option, by following the procedures set forth in the Plan and below in this Agreement.

                                    Your right to purchase shares of Stock
                                    under this option vests as to
                                    ________(_____) of the total number of
                                    shares covered by this option, as shown on the cover sheet, on the one-year anniversary of the Vesting Start Date ("Anniversary Date"), provided you then continue in Service. Thereafter, for each such vesting date that you remain in Service, the number of shares of Stock which you may purchase under this option shall vest at the rate of _________ (______) per month as of the first day of each month following the month of the Anniversary Date. The resulting aggregate number of vested shares will be rounded to the nearest whole number, and you cannot vest in more than the number of shares covered by this option.

                                    No additional shares of Stock will vest
                                    after your Service has terminated for any reason. For purposes of this Agreement, "Service" means service as an employee or consultant of the Company or one of its affiliates.

TERM Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Grant Date, as shown on the cover sheet. Your option will expire earlier if your Service terminates, as described below.



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REGULAR TERMINATION                 If your Service terminates for any reason,
                                    other than death, Disability or Cause, then your option will expire at the close of business at Company headquarters on the 90th day after your termination date.

TERMINATION FOR                     If your Service is terminated for Cause,
CAUSE                               then you shall immediately forfeit all
                                    rights to your option and the option shall immediately expire.

                                    For purposes of this Agreement, "Cause"
                                    means, as determined by the Board and unless otherwise provided in an applicable employment agreement with the Company or its affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between you and the Company or an affiliate.

DEATH If your Service terminates because of your death, then your option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of death. During that twelve month period, your estate or heirs may exercise the vested portion of your option.

                                    In addition, if you die during the 90-day period described in connection with a regular termination (i.e., a termination of your Service not on account of your death, Disability or Cause), and a vested portion of your option has not yet been exercised, then your option will instead expire on the date twelve (12) months after your termination date. In such a case, during the period following your death up to the date twelve (12) months after your termination date, your estate or heirs may exercise the vested portion of your option.

DISABILITY                          If your Service terminates because of your
                                    Disability, then your option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date. For purposes of this Agreement, "Disability" means, as determined by the Board, you are unable to perform each of the essential duties of your position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months.



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LEAVES OF ABSENCE                   For purposes of this option, your Service
                                    does not terminate when you go on a bona fide employee leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, your Service will be treated as terminating 90 days after you went on employee leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you immediately return to active employee work.

                                    The Company determines, in its sole
                                    discretion, which leaves count for this
                                    purpose, and when your Service terminates for all purposes under the Plan.

NOTICE OF EXERCISE                  When you wish to exercise this option, you
                                    must notify the Company by filing the proper
                                    "Notice of Exercise" form at the address given on the form. Your notice must specify how many shares you wish to purchase (in a parcel of at least 100 shares generally).
                                    Your notice must also specify how your
                                    shares of Stock should be registered (in your name only or in your and your spouse's names as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                                    If someone else wants to exercise this
                                    option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT                     When you submit your notice of exercise, you
                                    must include payment of the option price for the shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                                    o        Cash, your personal check, a
                                             cashier's check, a money order or
                                             another cash equivalent acceptable
                                             to the Company.

                                    o        Shares of Stock which have already
                                             been owned by you for more than six
                                             months and which are surrendered to
                                             the Company. The value of the
                                             shares, determined as of the
                                             effective date of the option
                                             exercise, will be applied to the
                                             option price.

                                    o        To the extent a public market for
                                             the Stock exists as determined by
                                             the Company, by delivery (on a form
                                             prescribed by the Company) of an
                                             irrevocable direction to a licensed
                                             securities broker acceptable to the
                                             Company to sell Stock and to
                                             deliver all or part of the sale
                                             proceeds to the Company in payment
                                             of the aggregate option price and
                                             any withholding taxes.



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WITHHOLDING TAXES                   You will not be allowed to exercise this
                                    option unless you make acceptable
                                    arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or sale of Stock acquired under this option. In the event that the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the exercise or sale of shares arising from this grant, the Company shall have the right to require such payments from you, or withhold such amounts from other payments due to you from the Company or any affiliate.

TRANSFER OF OPTION                  During your lifetime, only you (or, in the
                                    event of your legal incapacity or
                                    incompetency, your guardian or legal
                                    representative) may exercise the option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or it may be transferred upon your death by the laws of descent and distribution.

                                    Regardless of any marital property
                                    settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company obligated to recognize your spouse's interest in your option in any other way.

MARKET STAND-OFF                    In connection with any underwritten public
AGREEMENT                           offering by the Company of its equity
                                    securities pursuant to an effective
                                    registration statement filed under the
                                    Securities Act, including the Company's
                                    initial public offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters (not to exceed 180 days in length).

RETENTION RIGHTS                    Neither your option nor this Agreement give
                                    you the right to be retained by the Company
                                    (or any affiliates) in any capacity. The
                                    Company (and any affiliates) reserve the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS                  You, or your estate or heirs, have no rights
                                    as a shareholder of the Company until a
                                    certificate for your option's shares has been issued.



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                                    No adjustments are made for dividends or
                                    other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

FORFEITURE OF RIGHTS                If you should take actions in competition
                                    with the Company, the Company shall have the right to cause a forfeiture of your rights, including, but not limited to, the right to cause: (i) a forfeiture of any outstanding option, and (ii) with respect to the period commencing twelve (12) months prior to your termination of Service with the Company and ending twelve (12) months following such termination of Service (A) a forfeiture of any gain recognized by you upon the exercise of an option or (B) a forfeiture of any Stock acquired by you upon the exercise of an option (but the Company will pay you the option price without interest). Unless otherwise specified in an employment or other agreement between the Company and you, you take actions in competition with the Company if you directly or indirectly, own, manage, operate, join or control, or participate in the ownership, management, operation or control of, or are a proprietor, director, officer, stockholder, member, partner or an employee or agent of, or a consultant to any business, firm, corporation, partnership or other entity which competes with any business in which the Company or any of its affiliates is engaged during your employment or other relationship with the Company or its affiliates or at the time of your termination of Service. Under the prior sentence, ownership of less than 1% of the securities of a public company shall not be treated as an action in competition with the Company.

ADJUSTMENTS                         In the event of a stock split, a stock
                                    dividend or a similar change in the Stock, the number of shares covered by this option and the option price per share shall be adjusted (and rounded down to the nearest whole number) if required pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

APPLICABLE LAW                      This Agreement will be interpreted and
                                    enforced under the laws of the State of
                                    Colorado, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

THE PLAN The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan, and have the meaning set forth in the Plan.



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                                    This Agreement and the Plan constitute the
                                    entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

CERTAIN DISPOSITIONS                If you sell or otherwise dispose of Stock
                                    acquired pursuant to the exercise of this option sooner than the one year anniversary of the date you acquired the Stock, then you agree to notify the Company in writing of the date of sale or disposition, the number of share of Stock sold or disposed of and the sale price per share within 30 days of such sale or disposition.


                  BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.



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